Inventories, Net	12 Months Ended
Dec. 31, 2015
Inventories, Net
4.	INVENTORIES, NET

Inventories consisted of the following:

	December 31,
	2014	2015
Raw materials	$9,692	$8,016
Finished goods	4,854	6,222
Work in progress	147	309
Less: inventory provision	(4,597)	(11,439)

Inventories, net	$10,096	$3,108

Movement of allowance for inventory was as follows:

	2013	2014	2015
Balance at beginning of the year	$4,646	$6,128	$4,597
Charge to expenses	1,475	1,643	7,254
Written-off	(149)	(3,019)	—
Exchange difference	156	(155)	(412)

Balance at end of the year	$6,128	$4,597	$11,439

During 2013, 2014 and 2015, the Group recorded provisions for obsolete inventories of $1,475, $1,643 and $7,254, respectively, which were included in cost of sales. The increase in the allowance for inventory was mainly due to the obsolete inventories that were not technologically suitable for future production or sales.